Exhibit 99.2


                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Form 10-K of Comdisco Holding Company, Inc. (the "Company") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
S. Reynolds, Controller and the chief financial officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  January 14, 2003                      By: /s/ David S. Reynolds
                                              -------------------------
                                              Name:   David S. Reynolds
                                              Title:  Senior Vice President
                                                      and Controller